Exhibit 99.1

 Corporate Presentation

 Forward Looking Statements  This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. The actual results of Quantum-Si Incorporated (the “Company”) may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company's expectations with respect to future performance and development and commercialization of products and services, its anticipated cash runway and its financial guidance for the full year 2024. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company's Class A common stock on The Nasdaq Stock Market; the ability of the Company to grow and manage growth profitably and retain its key employees; the Company’s ongoing leadership transitions; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company's product development and commercialization activities; the commercialization and adoption of the Company’s existing products and the success of any product the Company may offer in the future; the potential attributes and benefits of the Company’s commercialized Platinum® protein sequencing instrument and kits and the Company’s other products once commercialized; the Company's ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company's ability to identify, in-license or acquire additional technology; the Company's ability to maintain its existing lease, license, manufacture and supply agreements; the Company's ability to compete with other companies currently marketing or engaged in the development or commercialization of products and services that serve customers engaged in proteomic analysis, many of which have greater financial and marketing resources than the Company; the size and growth potential of the markets for the Company's products and services, and its ability to serve those markets once commercialized, either alone or in partnership with others; the Company's estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the Company's financial performance; and other risks and uncertainties described under "Risk Factors" in the Company’s  most recent Annual Report on Form 10-K, and in the Company's other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.  Non-GAAP Financial Measures  This presentation includes certain non-GAAP financial measures including “adjusted total operating expenses”. Please see Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 7, 2024, for further discussion of the Company’s use of non-GAAP financial measures.  Disclaimer and Other Information

 Quantum-Si: The Protein Sequencing Company™  Founded in 2013; NASDAQ (QSI) since June 2021    Experienced team from life sciences leaders including Illumina, PacBio, and Ion Torrent  Launched the world’s first Next-Generation Protein Sequencing™ system, Platinum® in December 2022  Over 1,000 owned and licensed patents and applications issued or pending  Strong financial position — cash runway expected into 2026

 The World’s First Next-Generation Protein Sequencer™  Unmatched Accessibility  List Price <$100K  Automated data analysis  Addresses gaps in existing genomics and proteomics research workflows  Proprietary Technology  Kinetic signatures enable single amino acid resolution  Single-molecule sensitivity  Extensible beyond protein sequencing  Deeper Insights  Protein variants  Post-translational modifications  Unbiased protein identification

 Company Key Updates  2023 Highlights  Launched Platinum® in Dec 2022  2024 Guidance  Launched V2 sequencing kit in 1Q24  Successfully executed controlled launch, generating $1.1M in revenue  Full Commercial Launch initiated 1Q24  Built a world-class leadership team  Appointed independent Chairman of BOD  Transformed organization from research into commercial phase  Launched V3 sequencing kit 3Q24  Enhanced Board of Directors with three new independent directors  New Library Prep and Barcoding Kit YE24  Lowered Adjusted OpEx Y/Y  Full Year Revenue: $3.7M–4.2M  Adjusted OpEx: $103M or less  Cash usage: $100M or less

Proteomics Is A Large And Growing Market Opportunity

$75B+ Proteomics Market[1]



Emerging Clinical $55B+
Research $20B+

$8B+ Initial Target Market[2]



Identification $3B+
Expression + Quantification $3B+
Proteoforms + PTMs $1.5B+

QUANTUM SI

1. SVB Leerink Research, "Proteomics: The Next Frontier in Life Science Tools and Diagnostics," September 28, 2021
2. DeciBio Consulting Evaluation, June 2020

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 Proteins Are More Complex And Actionable Than DNA or RNA  1,000,000+ Proteoforms   (Protein)  200,000   Sequences  (RNA)  20,000   Genes  (DNA)  DNA is the blueprint but has limited actionability   RNA is more actionable but does not tell the complete story  Proteins are extraordinarily diverse and are the real time indicators of health and disease, making them the most actionable   7

 Disease Progression Goes Beyond The Protein Level  Human Proteoform Project https://www.science.org/doi/10.1126/sciadv.abk0734

Core Areas Of Proteomics Research Today

Protein Level Screening



Samples: 100s–1,000s per study
Proteins: 1000s per sample
Resolution: Protein

Focused and Deep Characterization



Samples: 10s–100s per study
Proteins: <50 per sample
Resolution: Amino acid; Single-molecule

- Mass Spec
- HT Affinity Assays
- Western Blots + ELISA
- Edman Degradation
- QSI™

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 Deeper Insights With Unprecedented Accessibility  High-throughput affinity-based assays  Mass spec  Edman degradation  Western blots  and ELISA  DATA RICHNESS  ACCESSIBILITY

 The Quantum-Si Solution   Sequence  Platinum® sequences individual peptides and provides amino acid level resolution  Prepare  Library Preparation and Sequencing Kits contain everything you need to digest and functionalize proteins and sequence them on our proprietary semiconductor chip  Analyze  Our analysis software automatically delivers single-molecule level information about your proteins without the need for bioinformatics expertise

 Sequence Proteins With Next-Generation Protein Sequencing  Sequence  Prepare  Analyze

The Value of Deeper Insights With Next-Generation Protein Sequencing

Protein Engineering

Engineering proteins for therapeutic, industrial, or environmental purposes

Antibody Characterization

Antibody validation is necessary for research use and drug development

Drug Discovery

Studying and screening drug candidates for downstream proteomic outcomes

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 Differentiating Disease Relevant Proteoforms with Next-Generation Protein SequencingDr. Gloria Sheynkman lab | Festival of Genomics, ASMS  Presented at ASMS 2024 and Festival of Genomics 2024; publication in preparation  Different TPM2 isoforms affect bone mineral density, impacting muscle and skeletal function  Difficult to distinguish on mass spectrometry  Platinum was successfully able to differentiate TPM2 isoforms  Phe (F), Tyr (Y), Trp (W)

 Next-Generation Protein Sequencing is Complementary to Mass Spec in PTM AnalysisDr. Neil Kelleher lab | ASMS  Pyroglutamate (pE) is a disease-relevant PTM in neurological disease  This PTM can also be produced by artifacts in Mass Spectrometry protocols, complicating analyses and producing false-negatives  Next-Generation Protein Sequencing can accurately detect pE modified peptides following pE-aminopeptidase treatment  Presented at ASMS 2024; publication in preparation

Platinum Complements And Enhances Current Proteomic and Genomic Workflows



Next-Gen Sequencing

Compliment genomic datasets with protein analysis and uncover direct protein-to-phenotype relationships


– + + – + +

Immunoassays

Uncover more than antibodies can with accurate protein identification and amino acid resolution



Mass Spectrometry

Identify proteins with ease and gain deeper insights with single-molecule amino acid level resolution



Insourcing Protein Analysis

Identify proteins and modifications without the need for expensive equipment, expertise, or infrastructure

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 Expanding Our Global Commercial Channels + Partnerships  2024 Commercialization Approach  Direct Sales Force Presence  Distributor Partner Presence

2024 Commercial Priorities

Execute on Full Commercial Launch

On-site demos to accelerate customer evaluation; Grow the installed base; Drive consumable usage

New Product Launches

Launched Version 2 kit to customers in February 2024; Launched Version 3 kit in August 2024


QUANTUM SI

Expand Our Direct Team

Expand direct sales and service team in US and Western Europe

Build Our Distribution Network

Engage with leading life science tools distributors in select regions

Drive Awareness Through Data

Posters/presentations at conferences, peer-review publications, webinars

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Introducing the Version 3 Sequencing Kit  Enhanced Insights  The power of our single-amino acid resolution platform is amplified with the addition of Aspartic acid (D) recognition and improved performance of other recognizers  Simplified Workflow  Accelerating results with less hands-on time and AI-powered analysis tools for elevated protein insights making protein sequencing more accessible   Progressive Innovation  Our latest recognizer set expands access to protein characterization and amino acid variation to accelerate your next breakthrough

 Delivering on the Innovation Roadmap to Continuously Expand Proteome Coverage

 V3 Sequencing Kit Offers Increased Output and Value to Customers  Amino Acids Sequenced per Chip  More than 5.5-fold increase since V1  Cost per 1,000 Amino Acids  More than 4.5-fold reduction in cost since V1

 AUG 24  JAN 24  OCT 22  MAR 23  2H 24  DEC 22  BEYOND  JUN 23  Innovation Pipeline is Robust and Accelerating  Sequencing   V1  V2  V3  V+  Instruments + Software   UI/UX  ProteinInference  AI KineticDatabase  V2  AI KineticDatabase  V3  Library Prep  V+  V1  V2

 2024 Corporate Priorities  Accelerate commercial adoption  Full commercial launch; Direct and distribution model scale-up;Revenue of $3.7M–4.2M  Deliver on our innovation roadmap  V2 Kit launched in 1Q24; V3 Kit Launched in 3Q24;Innovation pipeline accelerating; library prep and barcoding kits by YE24  Preserve financial strength  Guidance of adjusted OpEx of $103M or less;Cash usage of $100M or less

 Q&A